EXHIBIT 99.1

NAVER, NVIDIA and Brookfield to Expand Korea’s National AI Factory Infrastructure Buildout

Planned Investments to Scale NAVER’s Initial Multi-Tenant NVIDIA DSX AI Factory to 200 Megawatts by 2028, Fueling Next Generation of Korea and US AI Innovators

News Summary:

  NAVER, NVIDIA and Brookfield plan to invest in gigawatt-scale, multi-tenant AI cloud infrastructure to power the next generation of AI companies in Korea and the U.S.
  NAVER and NVIDIA team plan to expand the initial NVIDIA DSX AI factory buildout at GAK Sejong data center from 55 megawatts to 200 megawatts by 2028.
  NAVER plans to continue its path toward gigawatt-scale sovereign AI infrastructure, deploying the NVIDIA DSX platform to deliver full-stack, lowest-cost AI factory infrastructure for enterprises, industries and government.

SAN FRANCISCO, July 27, 2026 (GLOBE NEWSWIRE) -- AI Summit -- NAVER, NVIDIA and Brookfield today announced a proposed expansion of Korea's sovereign AI factory infrastructure, with planned investments that will grow the initial NVIDIA® DSX™ AI factory deployment to 200 megawatts — more than tripling the 55-megawatt buildout announced last month. NAVER intends to expand its deployment of NVIDIA AI infrastructure to 1 gigawatt.

Announced during Korea President Jae Myung Lee’s AI Summit visit to San Francisco, the planned 200-megawatt expansion marks a significant acceleration of Korea’s national AI ambitions. The expanded infrastructure will be built with the NVIDIA DSX platform at NAVER’s GAK Sejong hyperscale data center in Sejong, South Korea.

NVIDIA plans to invest $1 billion into NAVER Corp. and Brookfield plans to fund up to $9 billion for AI infrastructure. NAVER will fund the remaining amounts to finance the project. NVIDIA’s planned investment is subject to customary closing conditions. The expanded infrastructure will provide Korea- and U.S.-based AI innovators with access to production-scale AI compute for building next-generation models, agents and AI-powered services.

“NVIDIA’s planned strategic investment and our infrastructure supply agreement with Brookfield have propelled NAVER’s vision for the AI factory business into a robust execution phase,” said Haejin Lee, founder and chairman of NAVER. “Leveraging the solid partnerships with our global partners, we will drive technological innovation, foster a sovereign AI ecosystem and spearhead efforts to strengthen South Korea’s AI competitiveness.”

“The partnership will combine Brookfield’s global AI infrastructure investment capabilities, NAVER’s full-stack AI and data center operating expertise, and NVIDIA’s accelerated computing platform to advance Korea’s AI capabilities,” said Sikander Rashid, global head of AI infrastructure at Brookfield. “As AI adoption accelerates across the global economy, access to trusted, sovereign and scalable AI infrastructure is becoming an increasingly important strategic priority for companies and countries.”

“AI factories are the infrastructure nations need to compete and innovate in the intelligence era,” said Jensen Huang, founder and CEO of NVIDIA. “Together, NAVER, NVIDIA and Brookfield are building sovereign AI infrastructure at the scale needed to fuel Korea’s startups and industries. This is how nations and companies are building their futures in the age of AI.”

Expanding AI Factory Capacity to Fuel AI Innovators

The 200-megawatt AI factory is expected to feature advanced NVIDIA AI infrastructure including the NVIDIA Vera Rubin and NVIDIA Blackwell platforms. It intends to establish a dedicated resource pool for emerging AI companies, providing the compute, software and support needed to develop and deploy competitive AI models and applications at scale. As an NVIDIA Cloud Partner, NAVER provides deep expertise in operating hyperscale infrastructure powered by the full-stack NVIDIA AI platform.

Today’s proposed expansion builds on the June announcement in which NAVER committed to extending its GAK Sejong data center with NVIDIA DSX, with a long-term path to gigawatt-scale sovereign AI infrastructure to serve Korea’s enterprises, industries, government organizations and global AI cloud customers.

Brookfield Investments Scale AI Infrastructure Deployments

Brookfield has established one of the industry’s leading AI infrastructure investment platforms, with approximately $100 billion of assets under management across the AI infrastructure value chain including data centers, compute, semiconductor manufacturing and dedicated power generation.

The planned NAVER investment will mark another significant milestone in Brookfield’s strategic partnership with NVIDIA. Building on NVIDIA’s participation as a founding partner in the Brookfield Global AI Infrastructure Program, the planned investment combines Brookfield’s capital and AI infrastructure and power expertise with NVIDIA’s accelerated computing platform to support the deployment of large-scale AI factories.

Brookfield has been an active, long-term investor in Korea since establishing a presence in the country in 2014 across infrastructure, real estate and energy.

NVIDIA DSX Platform Powers Expansion

The NVIDIA DSX platform provides an end-to-end, codesigned stack for AI factories — spanning chips, systems, software, facilities and partner technologies — purpose-built to minimize token cost and accelerate time to first production.

NVIDIA DSX MaxLPS™ software maximizes token throughput per megawatt, while NVIDIA DSX OS™ provides lifecycle management, health automation, resiliency and multi-tenant AI factory management across the expanded infrastructure.

Open Models Accelerate Growth

In addition, the expanded infrastructure builds on NAVER and NVIDIA’s collaboration on open model development for agentic and physical AI. NAVER is advancing its HyperCLOVA X models to be based on NVIDIA Nemotron™ 3 Ultra open models with its proprietary data and training expertise. NAVER is also the first Korean company to join the NVIDIA Nemotron Coalition, contributing to open model development across pretraining, post-training and reinforcement learning.

NAVER plans to launch an AI agent platform in Korea in the second half of the year, powered by NVIDIA Agent Toolkit software including NVIDIA NemoClaw™ blueprints. NAVER is also developing a Seoul World Model using proprietary urban street-view and spatial modeling data, built on NVIDIA Cosmos™ world foundation models.

About NAVER

Founded in 1999, NAVER is Korea's largest Internet company and one of the world's top tech companies. Leading cutting-edge technologies, NAVER operates No.1 search engine in Korea and holds various business portfolios encompassing commerce, fintech, cloud, AI and robotics.

NAVER recorded sales of KRW 12.04 trillion (USD 8.18 billion) in 2025. TEAM NAVER continues to enhance its business portfolio and expand its global presence across Japan, North America, and Europe, while pursuing innovation through continuous research and development in future technologies.

About Brookfield

Brookfield is a leading global investment firm with more than $1 trillion in assets under management. The firm owns and operates high-quality businesses and real assets that provide essential services and form the backbone of the global economy. Brookfield invests on behalf of institutions and individuals around the world across infrastructure, energy, private equity, real estate, and credit. With more than a century of operating experience and a global presence in over 30 countries, Brookfield deploys long-term capital to generate sustainable value for its clients and shareholders. Brookfield Corporation (NYSE: BN, TSX: BN) and Brookfield Asset Management (NYSE: BAM, TSX: BAM) are publicly traded in New York and Toronto.

For more information, please visit our website at http://www.brookfield.com.

About NVIDIA
NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

For further information, contact:
Corporate Communications
NVIDIA Corporation
press@nvidia.com

Hyeyeon Jang
NAVER PR
hyeyeon.jang@navercorp.com

Simon Maine
Brookfield
+44 739 890 9278
simon.maine@brookfield.com

Catherine Woods
Brookfield
+61 477 320 333
catherine.woods@brookfield.com

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: together, NAVER, Brookfield and NVIDIA building sovereign AI infrastructure at the scale needed to fuel Korea’s startups and industries; expectations with respect to NVIDIA’s partnership with NAVER and Brookfield; expectations with respect to demand, growth, performance, availability, and benefits of NVIDIA’s products, services and technologies, and related trends and drivers; expectations with respect to technology developments, and related trends and drivers; projected market growth and trends; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing products and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2026 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, DSX, DSX MaxLPS, DSX OS, NemoClaw, Nemotron, NVIDIA Cosmos are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

NAVER Forward-Looking Statements

This press release contains forward-looking statements regarding the NAVER’s future plans, outlook, and initiatives, as of the date of this release. Actual results and outcomes may differ materially depending on future changes in market conditions and business circumstances.

Brookfield Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the impact of the partnership on Brookfield, NAVER and NVIDIA and the expected benefits of Brookfield’s investment.

Although Brookfield believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in Canada and the United States, not presently known to Brookfield or that that Brookfield currently believes are not material, could cause actual results or events to differ materially from those contemplated or implied by forward-looking statements.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, Brookfield undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.